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                                                                  EXHIBIT 99.B8











                               CUSTODIAN CONTRACT

                                    BETWEEN

                               HARBOR GROWTH FUND

                                      AND

                      STATE STREET BANK AND TRUST COMPANY






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                               TABLE OF CONTENTS
                                                                           PAGE

1. Employment of Custodian and Property to be Held By It ...............    1

2. Duties of the Custodian with Respect To Property of the
   Fund Held by the Custodian ..........................................    2
   2.1      Holding Securities .........................................    2
   2.2      Delivery of Securities .....................................    2
   2.3      Registration of Securities .................................    5
   2.4      Bank Accounts ..............................................    6
   2.5      Payments for Shares ........................................    6
   2.6      Investment and Availability of Federal Funds ...............    6
   2.7      Collection of Income .......................................    7
   2.8      Payment of Fund Moneys .....................................    7
   2.9      Liability for Payment in Advance of Receipt
            of Securities Purchased ....................................    9
   2.10     Payments for Repurchases or Redemptions
            of Shares of the Fund ......................................   10
   2.11     Appointment of Agents ......................................   10
   2.12     Deposit of Fund Assets in Securities System ................   11
   2.13     Segregated Account .........................................   13
   2.14     Ownership Certificates for Tax Purposes ....................   14
   2.15     Proxies ....................................................   14
   2.16     Communications Relating to Fund Portfolio Securities .......   14
   2.17     Proper Instructions ........................................   15
   2.18     Actions Permitted Without Express Authority ................   15
   2.19     Evidence of Authority ......................................   16

3. Duties of Custodian with Respect to Property of the Fund
   Held Outside of the United States ...................................   16
   3.1      Appointment of Foreign Sub-Custodians ......................   16
   3.2      Assets to be Held ..........................................   17
   3.3      Foreign Securities Depositories ............................   17
   3.4      Segregation of Securities ..................................   17
   3.5      Agreements with Foreign Banking Institutions ...............   17
   3.6      Access of Independent Accountants of the Fund ..............   18
   3.7      Reports by Custodian .......................................   18
   3.8      Transactions in Foreign Custody Account ....................   18
   3.9      Liability of Foreign Sub-Custodians ........................   19
   3.10     Liability of Custodian .....................................   20
   3.11     Monitoring Responsibilities ................................   20
   3.12     Branches of U.S. Banks .....................................   21

4. Duties of Custodian with Respect to the Books of Account
   and Calculation of Net Asset Value and Net Income ...................   21

5. Records .............................................................   22



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 6.  Opinion of Fund's Independent Accountant .........................    22

 7.  Reports to Fund by Independent Public Accountants ................    22

 8.  Compensation of Custodian ........................................    23

 9.  Responsibility of Custodian ......................................    23

10.  Effective Period, Termination and Amendment ......................    24

11.  Successor Custodian ..............................................    25

12.  Interpretive and Additional Provisions ...........................    26

13.  Insurance ........................................................    27

14.  Additional Funds .................................................    27

15.  Massachusetts Law to Apply .......................................    27

16.  Prior Contracts ..................................................    27







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                               CUSTODIAN CONTRACT


     This contract between HARBOR GROWTH FUND, a business trust organized and existing under the laws of Massachusetts, having its principal place of business at One SeaGate, Toledo, Ohio, 43666 hereinafter called the "Fund" and STATE STREET BANK AND TRUST COMPANY, a Massachusetts corporation, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian",

     WHEREAS, the Fund is authorized to issue shares in separate series, with shares of each such series representing interests in a separate portfolio of securities and other assets; and

     WHEREAS, the Fund intends to initially offer shares of only one series, (such series, together with all other series subsequently established by the Fund and made subject to this Contract in accordance with paragraph 14, being herein referred to as the "Fund(s)");

     WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.   EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

     The Fund hereby employs the Custodian as the custodian of its assets pursuant to the provisions of its Declaration of Trust dated May 20, 1986, as amended from time to time (the "Declaration of Trust"). The Fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest ("Shares") of the Fund as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

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     Upon receipt of "Proper Instructions" (within the meaning of Section
2.17), the Custodian shall from time to time employ one or more sub-custodians, but only in accordance with an applicable vote by the Trustees of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY THE CUSTODIAN.

2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, including all securities owned by the Fund, other than securities which are maintained pursuant to
     Section 2.12 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of Treasury, collectively referred to herein as "Securities System".

2.2  Delivery of Securities.   The Custodian shall release and deliver
     securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     1) Upon sale of such securities for the account of the Fund and receipt of payment therefor (for the purposes of this subsection, the term "sale" shall include without limitation the disposition of a portfolio security (i) upon the exercise of an option written by the Fund and (ii) upon the failure of the Fund to make a successful bid with respect to a portfolio security, the continued holding of which is contingent upon the making of such a bid);

     2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

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      3)   In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.12 hereof;

      4) To the depository agent in connection with tender or other similar offers for portfolio securities of the Fund;

      5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

      6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.11 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

      7) To the broker selling the same for examination in accordance with the "street delivery" custom;

      8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

      9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities, or the surrender of interim receipts or temporary securities for definitive securities; provided that,

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           in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

      10) For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S.Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral;

      11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, but only against receipt of amounts borrowed;

      12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

      13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market, or any

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           similar organization or organizations, regarding futures margin account deposits in connection with transactions by the Fund;

      14)  Upon receipt of instructions from the transfer agent
           ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the Fund's currently effective Prospectus and Statement of Additional Information ("Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

      15) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purposes to be proper purposes, and naming the person or persons to whom delivery of such securities shall be made.

2.3 Registration of Securities. Securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.11 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street

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     name" or other good delivery form or shall be returned to the selling broker or dealer who shall be advised of the reason therefor.

2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940, as amended, and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by the Trustees of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 Payments for Shares. The Custodian shall receive from the distributor for the Fund's Shares or from the Transfer Agent of the Fund and deposit into the Fund's account such payments as are received for Shares of the Fund issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund and the Transfer Agent of any receipt by it of payments for Shares of the Fund.

2.6 Investment and Availability of Federal Funds. Upon mutual agreement between the Fund and the Custodian, the Custodian shall make federal funds available to the Fund on the day following the receipt of checks by the Custodian in the amount of

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     checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.7  Collection of Income.   The Custodian shall collect on a timely basis all
     income and other payments with respect to registered securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or agent thereof and shall credit such income, as collected to the Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due the Fund on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.8  Payment of Fund Moneys.   Upon receipt of Proper Instructions, which may
     be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out moneys of the Fund in the following cases only:

      1) Upon the purchase of securities, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such securities, or evidence of title to futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the

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            Investment Company Act of 1940, as amended, to act as custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in
            Section 2.12 hereof or (c) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account in which it holds securities as fiduciary, custodian or otherwise for customers at the Federal Reserve Bank with such securities or (ii) in the case of purchase by the Fund of securities owned by State Street Bank and Trust Company ("State Street") for its own account, against (A)delivery of the receipt evidencing purchase by the Fund, (B) earmarking certificates for such securities to show ownership by the Fund or transfer of such securities from State Street's proprietary account at the Federal Reserve Bank to its account described in (i) above, unless the Securities are already held in the latter account, (C) the entry on the records of State Street showing that such securities are held by the Fund, and (D) delivery of written evidence of the agreement of State Street to repurchase such securities from the Fund; provided that, upon receipt of Proper Instructions, the Custodian shall transfer to another bank or trust company qualified to act as a custodian under the Investment
            Company Act of 1940, as amended, securities held in a Securities System and purchased from State Street subject to State Street's agreement to repurchase such securities;

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      2)   In connection with conversion, exchange or surrender of
           securities owned by the Fund as set forth in Section 2.2 hereof;

      3) For the redemption or repurchase of Shares issued by the Fund as set forth in Section 2.10 hereof;

      4) For the payment of any expense or liability incurred by the Fund, including but not limited to the following payments for the account of the Fund: interest, taxes, management, accounting, transfer agent and legal fees, filing fees for the registration or qualification of securities and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

      5) For the payment of any dividends declared pursuant to the governing documents of the Fund;

      6) For payment of the amount of dividends received in respect of securities sold short;

      7) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Trustees or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.9 Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall

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     be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian, except that in the case of repurchase agreements entered into by the Fund with a bank which is a member of the Federal Reserve System, the Custodian may transfer funds to the account of such bank prior to the receipt of written evidence that the securities subject to such repurchase agreement have been transferred by book-entry into a segregated non-proprietary account of the Custodian maintained with the Federal Reserve Bank of Boston or of the safe-keeping receipt, provided that such securities have in fact been so transferred by book-entry.

2.10 Payments for Repurchases or Redemptions of Shares of the Fund. From such funds as may be available for the purpose but subject to the limitations of the Declaration of Trust and any applicable votes of the Trustees of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of the Fund, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholder. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

2.11 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is

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     itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; provided however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.12 Deposit of Fund Assets in Securities Systems.   The Custodian may deposit
     and/or maintain securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

      1) The Custodian may keep securities of the Fund in a Securities System provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

      2) The records of the Custodian with respect to securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

      3) The Custodian shall pay for securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the

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           Fund.  The Custodian shall transfer securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund.

      4) The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

      5) The Custodian shall have received the initial or annual certificate, as the case may be, required by Article 10 hereof;

      6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the

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           Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.13 Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.12 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or U.S. Government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an

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     Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper purposes.

2.14 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of the Fund held by it and in connection with transfers of securities.

2.15 Proxies. The Custodian shall, with respect to the securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities.

2.16 Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Fund shall notify the Custodian at least one business day prior to the date on which the Custodian is to take such action.

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2.17 Proper Instructions.  Proper Instructions as used throughout this Article
     2 means a writing signed or initialed by one or more person or persons as the Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Trustees of the Fund accompanied by a detailed description of procedures approved by the Trustees, Proper Instructions may include communication effected directly between electro-mechanical or electronic devices provided that the Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets.

2.18 Actions Permitted without Express Authority. The Custodian may in its discretion, without express authority from the Fund:

      1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Fund;

      2) surrender securities in temporary form for securities in definitive form;

      3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments; and

      4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Trustees of the Fund.

2.19 Evidence of Authority. The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Trustees of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Trustees pursuant to the Declaration of Trust as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian or written notice to the contrary.

3. DUTIES OF CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD OUTSIDE OF THE UNITED STATES.

3.1 Appointment of Foreign Sub-Custodians. In accordance with Section 1, the Custodian is authorized and instructed to employ as sub-custodians for the Fund's securities and other assets maintained outside of the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of Proper Instructions, together with a certified resolution of the Trustees of the Fund, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign institutions and foreign securities depositories to act as sub-custodians. Upon receipt of Proper Instructions from the Fund, the Custodian shall cease the employment of any one or more of such sub-custodians for maintaining custody of the Fund's assets.

3.2 Assets to be Held. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities," as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940, as amended, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Fund's foreign securities transactions.

3.3 Foreign Securities Depositories. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Fund shall be maintained in foreign securities depositories only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof.

3.4 Segregation of Securities. The Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian. Each agreement pursuant to which the Custodian employs a foreign banking institution shall require that such institution establish a custody account for the Custodian on behalf of the Fund and physically segregate in the account, securities and other assets of the Fund, and, in the event that such institution deposits the Fund's securities in a foreign securities depository, that it shall identify on its books as belonging to the Custodian, as agent for the Fund, the securities so deposited (all collectively referred to as the "Account").

3.5 Agreements with Foreign Banking Institutions. Each agreement with a foreign banking institution shall provide that: (a) the Fund's assets will not be subject to any rights, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors, except a claim of payment for their safe custody or administration; (b) beneficial ownership of the Fund's assets will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to the Fund; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Fund held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6 Access of Independent Accountants of the Fund. Upon request of the Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7 Reports by Custodian. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Fund held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Fund's securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of the Fund indicating, as to securities acquired for the Fund, the identity of the entity having physical possession of such securities.

3.8 Transactions in Foreign Custody Account. (a) Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall make or cause its foreign sub-custodian to transfer, exchange or deliver foreign securities owned by the Fund, but except to the extent explicitly provided herein only in one of the circumstances specified in
     Section 2.2.
     (b) Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out or cause its foreign sub-custodians to pay out monies of the Fund, but except to the extent explicitly provided herein only in one of the circumstances specified in Section 2.8.
     (c) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of the Fund and delivery of securities maintained for the account of the Fund may be effected in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.
     (d) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9  Liability of Foreign Sub-Custodians.   Each agreement pursuant to which
     the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and each Account from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10 Liability of Custodian.   The Custodian shall be liable for the acts or
     omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in Section 1 of this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by Section 3.12 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from, or caused by, the direction of or authorization by the Fund to maintain custody of any securities or cash of the Fund in a foreign country including, but not limited to, losses resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism.

3.11 Monitoring Responsibilities. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians, if any, employed by the Custodian on behalf of the Fund. Such information shall be of the kind and scope customarily furnished in order to comply with the provisions of Rule 17f-5 under the Investment Company Act of 1940, as amended. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or is notified by a foreign banking institution employed as a foreign sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles).

3.12 Branches of U.S. Banks. Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Fund assets maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2 (a) (5) of the Investment Company Act of 1940, as amended, which meets the qualification set forth in Section 26 (a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by Article 1 of this Contract.

4. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME.

     The Custodian shall keep the books of account of the Fund and compute the net asset value per share of the outstanding shares of the Fund. The Custodian shall also calculate daily the net investment income of the Fund as described in the Fund's currently effective Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net investment income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net investment income among its various components. The calculations of the net asset value per share and the daily income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective Prospectus. The Custodian shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Contract, present or future, any information, reports, or other material which any such body by reason of this Contract may request or require pursuant to applicable laws and regulations. The Custodian shall not disclose or use any records it has prepared by reason of this Contract in any manner except as expressly authorized herein or directed by the Fund and shall keep confidential any information obtained by reason of this Contract.

5.   RECORDS.

     The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, as amended, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder, applicable federal and state tax laws and any other law or administrative rules or procedures which may be applicable to the Fund. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

6.   OPINION OF FUNDS INDEPENDENT ACCOUNTANT.

     The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other periodic reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

7.   REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS.

     The Custodian shall provide the Fund, at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, which shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund, to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, shall so state.

8.   COMPENSATION OF CUSTODIAN.

     The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian.

9.   RESPONSIBILITY OF CUSTODIAN.

     So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate agreement, if any entered into between the Custodian and the Fund.

     If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

     If the Fund requires the Custodian to advance cash or securities for any purpose or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund's assets to the extent necessary to obtain reimbursement.

10.  EFFECTIVE PERIOD, TERMINATION AND AMENDMENT.

     This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however, that the Custodian shall not act under Section 2.12 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Trustees of the Fund have approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Trustees have reviewed the use by the Fund of such Securities System, as required in each case by Rule

17f-4 under the investment Company Act of 1940, as amended; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of Trust, and further provided, that the Fund may at any time by action of its Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

11.  SUCCESSOR CUSTODIAN.

     If a successor custodian shall be appointed by the Trustees of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

     If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Trustees of the Fund, deliver at the office of the Custodian and transfer such securities, funds, and other properties in accordance with such vote.

     In the event that no written order designating a successor custodian or certified copy of a vote of the Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, as amended, doing business in Boston, Massachusetts, of its own selection having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

     In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of vote referred to or of the Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties of and obligations of the Custodian shall remain in full force and effect.

12.  INTERPRETIVE AND ADDITIONAL PROVISIONS

     In connection with the operation of this Contract, the Custodian and the Fund may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

13.  INSURANCE

     The Custodian shall at all times maintain insurance coverage deemed adequate by the Custodian in light of its duties hereunder and its other obligations and activities.

14.  ADDITIONAL FUNDS.

     In the event that the Fund establishes one or more series with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Fund hereunder.

15.  MASSACHUSETTS LAW TO APPLY.

     This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

16.  PRIOR CONTRACTS.

     This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund and the Custodian relating to the custody of the Fund's assets.

     The name "Harbor Growth Fund" is the designation of the Trustees for the time being under a Declaration of Trust dated May 20, 1986, as amended, and all persons dealing with the Fund must look solely to the Fund's property for the enforcement of any claims against the Fund as neither the Trustees, officers, agents nor Shareholders assume any personal liability for obligations entered into on behalf of the Fund.

     IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 19th day of November, 1986.


ATTEST                                 HARBOR GROWTH FUND


/s/ Betty J. Csehi                     By   /s/ Barry P. Walsh
-------------------------                 -------------------------
Betty J. Csehi, Secretary                 Barry P. Walsh, President



ATTEST                                 STATE STREET BANK AND TRUST COMPANY



/s/ Authorized Signor                   By /s/ Authorized Signor
-------------------------                 -------------------------
Assistant Secretary                       Vice President

                                                             [STATE STREET LOGO]

                     STATE STREET BANK AND TRUST COMPANY

                            Custodian Fee Schedule

                                OWENS ILLINOIS

                             *Harbor Growth Fund



I.   Administration

 C. Custody, Portfolio and Fund Accounting Service - Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance.
     Calculate net asset value daily. Provide selected general ledger reports. Securities yield or market value quotations will be provided to State Street by the fund.

     The administration fee shown below is an annual charge, billed and payable monthly, based on average monthly net assets.

                          ANNUAL FEES PER PORTFOLIO

                                                Custody, Portfolio
        Fund Net Assets.                        and Fund Accounting
        ----------------                        -------------------

        First $20 Million                             1/15 of 1%
        Next $80 Million                              1/30 of 1%
        Excess                                       1/100 of 1%

        Minimum Monthly Charges                         $2,500


II.  Global Custody - Services provided include:
     Cash Movements, Foreign Communication, Foreign Exchange
     (local currency settlements).

     Fund Net Assets                                  Annual Fees
     ---------------                                  -----------
     First $50 Million                              18 Basis Points
     Next $50 Million                               15 Basis Points
     Over $100 Million                              12 Basis Points

     Minimum Per Client                             $5,000.00 Annually

                                                             [STATE STREET LOGO]


 III. Portfolio Trades - For each line item processed

      State Street Bank Repos --                                $ 7.00

      DTC or Fed Book Entry                                     $12.00

      New York Physical Settlements                             $25.00

      All other trades                                          $16.00

  IV. Options

      Option charge for each option written or
      closing contract, per issue, per broker                   $25.00

      Option expiration charge, per issue, per broker           $15.00

      Option exercised charge, per issue, per broker            $15.00

   V. Lending of Securities

      Deliver loaned securities versus cash collateral          $20.00

      Deliver loaned securities versus securities
      collateral                                                $30.00

      Receive/deliver additional cash collateral                $ 6.00

      Substitutions of securities collateral                    $30.00

      Deliver cash collateral versus receipt of loaned
      securities                                                $15.00

      Deliver securities collateral versus receipt of
      loaned securities                                         $25.00

      Loan administration -- mark-to-market per day, per
      loan                                                      $ 3.00

  VI. Interest Rate Futures

      Transactions -- no security movement                      $ 8.00

 VII. Coupon Bonds

      Monitoring for calls and processing coupons --
      for each coupon issue held -- monthly charge              $ 5.00

VIII. Holdings Charge

      For each issue maintained -- monthly charge               $ 5.00

                                                            [STATE STREET LOGO]


  IX.  Paydown on Government Securities

       Per paydown                                              $10.00

   X.  Dividend Charges (For items held at the Request
       of Traders over record date in street form)              $50.00

  XI.  Special Services

       Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotation. Fees for tax accounting/recordkeeping for options, financial futures, and other special items will be negotiated separately.

 XII.  Out-of-Pocket Expenses

       A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

          Telephone
          Wire Charges ($4.70 per wire in and $4.55 out)
          Postage and Insurance
          Courier Service
          Duplicating
          Legal Fees
          Supplies Related to Fund Records
          Rush Transfer -- $8.00 Each
          Transfer Fees
          Sub-custodian Charges
          Price Waterhouse Audit Letter
          Federal Reserve Fee for Return Check items over $2,500 - $4.25 GNMA Transfer - $15 each

XIII.  Payment

       The above fees will be charged against the fund's custodian checking account five (5) days after the invoice is mailed to the fund's offices.



OWENS ILLINOIS                                  STATE STREET BANK AND TRUST CO.

*  Harbor Growth Fund

By   /s/ Barry P. Walsh                          By   /s/ Authorized Signor
     ---------------------                           ------------------------

Title  President                                Title    Vice President
       -------------------                              ---------------------

Date    11-19-86                                Date         6-18-86
       -------------------                              ---------------------

                                  AMENDMENT TO
                               CUSTODIAN CONTRACT

         Amendment to Custodian Contract between Harbor Fund, a business trust organized and existing under the laws of Massachusetts, having a principal place of business at One SeaGate, Toledo, Ohio 43666 (hereinafter called the "Fund"), and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston Massachusetts 02110 (hereinafter called the "Custodian").
         WHEREAS: The Fund and the Custodian are parties to a Custodian Contract dated November 19, 1986 (the "Custodian Contract");
         WHEREAS: The Fund desires that the Custodian issue a letter of credit (the "Letter of Credit") on behalf of the Fund for the benefit of ICI Mutual Insurance Company (the "Company") in accordance with the Continuing Letter of Credit and Security Agreement and that the Fund's obligations to the Custodian with respect to the Letter of Credit shall be fully collateralized at all times while the Letter of Credit is outstanding by, among other things, segregated assets of the Fund equal to 100% of the face amount to the amount of the Letter of Credit;
         WHEREAS: the Custodian Contract provides for the establishment of segregated accounts for proper Fund purposes upon Proper Instructions (as defined in the Custodian Contract); and
         WHEREAS: The Fund and the Custodian desire to establish a segregated account to hold the collateral for the Fund's obligations to the Custodian with respect to the Letter of Credit and to amend the Custodian Contract to provide for the establishment and maintenance thereof;
         WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto hereby amend the Custodian Contract as follows:
         1. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodian Contract.
         2. The Fund hereby instructs the Custodian to establish and maintain a segregated account (the "Letter of Credit Custody Account") for and in behalf of the Fund as contemplated by Section 2.13(iv) for the purpose of collateralizing the Fund's obligations under this Amendment to the Custodian Contract.
         3. The Fund shall deposit with the Custodian and the Custodian shall hold in the Letter of Credit Custody Account cash, U.S. government securities and other high-grade debt securities owned by the Fund acceptable to the Custodian (collectively "Collateral Securities") equal to 100% of the face amount to the amount which the Company may draw under the Letter of Credit. Upon receipt of such Collateral Securities in the Letter of Credit Custody Account, the Custodian shall issue the Letter of Credit to the Company.
         4. The fund hereby grants to the Custodian a security interest in the Collateral Securities from time to time in the Letter of Credit Custody Account (the "Collateral") to secure the performance of the Fund's obligations to the Custodian with respect to the Letter of Credit, including, without limitation, under Section 5-114(3) of the Uniform Commercial Code. The Fund shall register the pledge of Collateral and execute and deliver to the Custodian such powers and instruments of assignment as may be requested by the Custodian to evidence and perfect the limited interest in the Collateral granted hereby.
         5. The Collateral Securities in the Letter of Credit Custody Account may be substituted or exchanged (including substitutions or exchanges which increase or decrease the aggregate value of the Collateral) only pursuant to Proper Instructions from the Fund after the Fund notifies the Custodian of the contemplated substitution or exchange and the Custodian agrees that such substitution or exchange is acceptable to the Custodian.
         6. Upon any payment made pursuant to the Letter of Credit by the Custodian to the Company, the Custodian may withdraw from the Letter of Credit Custody Account Collateral Securities in an amount equal in value to the amount actually so paid. The Custodian shall have with respect to the Collateral so withdrawn all of the rights of a secured creditor under the Uniform Commercial Code as adopted in the Commonwealth of Massachusetts at the time of such withdrawal and all other rights granted or permitted to it under law.

         7. The Custodian will transfer upon receipt all income earned on the Collateral to the Fund custody account unless the Custodian receives Proper Instructions from the Fund to the contrary.
         8. Upon the drawing by the Company of all amounts which may become payable to it under the Letter of Credit and the withdrawal of all Collateral Securities with respect thereto by the Custodian pursuant to Section 6 hereof, or upon the termination of the Letter of Credit by the Fund with the written consent of the Company, the Custodian shall transfer any Collateral Securities then remaining in the Letter of Credit Custody Account to another fund custody account.
         9. Collateral held in the Letter of Credit Custody Account shall be released only in accordance with the provisions of this Amendment to Custodian Contract. The Collateral shall at all times until withdrawn pursuant to Section 6 hereof remain the property of the fund, subject only to the extent of the interest granted herein to the Custodian.
         10. Notwithstanding any other termination of the Custodian Contract, the Custodian Contract shall remain in full force and effect with respect to the Letter of Credit Custody Account until transfer of all Collateral Securities pursuant to Section 8 hereof.
         11. The Custodian shall be entitled to reasonable compensation for its issuance of the Letter of Credit and for its services in connection with the Letter of Credit Custody Account as agreed upon from time to time between the Fund and the Custodian.
         12. The Custodian Contract as amended hereby, shall be governed by, and construed and interpreted under, the laws of the Commonwealth of Massachusetts.
         13. The parties agree to execute and deliver all such further documents and instruments and to take such further action as may be required to carry out the purposes of the Custodian Contract, as amended hereby.
         14. Except as provided in this Amendment to Custody Contract, the Custodian Contract shall remain in full force and effect, without amendment or modification, and all applicable provisions of the Custodian Contract, as amended hereby, including, without limitation, Section 8 thereof, shall govern the Letter of Credit Custody

              Account and the rights and obligations of the Fund and the Custodian under this Amendment to Custodian Contract. No provision of this Amendment to Custodian Contract shall be deemed to constitute a waiver of any rights of the Custodian under the Custodian Contract or under law.
         IN WITNESS WHEREOF, each of the parties has caused this Amendment to Custodian Contract to be executed in its name and behalf by its duly authorized representatives and its seal to be hereunder affixed as of the 15th day of August, 1988.

ATTEST:


By:      /s/ Betty J. Csehi                  By:   /s/ Barry P. Walsh
         ---------------------------               ---------------------------
         Betty J. Csehi                            Barry P. Walsh, President
         Secretary/Treasurer


ATTEST:                                      STATE STREET BANK AND TRUST CO.


By:      /s/ Kathy M. Kubit                  By:   /s/ Kenneth Bergeron
         ---------------------------               ---------------------------
                                                   Vice President

                      AMENDMENT TO THE CUSTODIAN CONTRACT


     AGREEMENT made this 1st day of November 1988 by and between STATE STREET BANK AND TRUST COMPANY ("Custodian") and HARBOR FUND (the "Fund").

                                WITNESSETH THAT:

     WHEREAS, the Custodian and the Fund are parties to a Custodian Contract dated November 19, 1986 (as amended to date, the "Contract") which governs the terms and conditions under which the Custodian maintains custody of the securities and other assets of the Fund:

     NOW THEREFORE, the Custodian and the Fund hereby amend the terms of the Custodian Contract and mutually agree to the following:

     Replace subsection 7) of Section 2.2 Delivery of Securities with the following new subsection 7):

            7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.


ATTEST                                  HARBOR FUND

/s/ Karen Brenner Wasil                  /s/ Barry P. Walsh
--------------------------------        ----------------------------------


ATTEST                                  STATE STREET BANK AND TRUST COMPANY

/s/ K. Robey                            /s/ Kenneth Bergeron
--------------------------------        ----------------------------------
Assistant Secretary                     Vice President

                                                             [STATE STREET LOGO]

                     STATE STREET BANK AND TRUST COMPANY

                            CUSTODIAN FEE SCHEDULE

                         HARBOR SHORT TERM BOND FUND


--------------------------------------------------------------------------------

I. Administration
-----------------

    Custody, Portfolio and Fund Accounting Service - Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate net asset value daily. Provide selected general ledger reports.

    The administration fee shown below is an annual charge, billed and payable monthly, based on average monthly net assets.

                          ANNUAL FEES PER PORTFOLIO
                          -------------------------


    Fund Net Assets                                     Annual Fees
    ---------------                                     -----------

        First $20 Million                               1/15 of 1%
        Next $80 Million                                1/30 of 1%
        Excess                                          1/100 of 1%

        Minimum Monthly Charges                     $3,000




II. Global Custody
------------------

    Fund Net Assets                                     Annual Fees
    ---------------                                     -----------
                                                        20 Basis Points


        Minimum Annual Charges                      $5,000

                        AMENDMENT TO CUSTODIAN CONTRACT


     AGREEMENT made this 2nd day of January, 1992 by and between STATE STREET BANK AND TRUST COMPANY (the "Custodian") and HARBOR FUND (the "Fund").

     WHEREAS, the Custodian and the Fund are parties to a Custodian Contract dated November 19, 1986 (the "Custodian Contract") which governs the terms and conditions under which the Custodian maintains custody of the securities and other assets of the Fund;

     WHEREAS, the Fund desires to engage in the trading of Time Deposits in connection with its investment activity;

     NOW THEREFORE, the Custodian and Fund hereby amend the terms of the Custodian Contract and mutually agree to the following provisions:

      1)   Add to Section 2.8, the following:

           "or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Section 2.17"

      2) Insert at the beginning of Section 2.9 the following phrase:

           "Except as specifically stated otherwise in this Agreement,"

     IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by a duly authorized representative as of the aforementioned day and year.


ATTEST                                  HARBOR FUND

/s/ Betty J. Csehi                       /s/ Ronald C. Boller
--------------------------------        ----------------------------------


ATTEST                                  STATE STREET BANK AND TRUST COMPANY

/s/ Maureen Rodreguez                   /s/ Robert Kaplan
--------------------------------        ----------------------------------
Assistant Secretary                     Vice President

                                    AMENDMENT

         The Custodian Contract dated November 11, 1986 between Harbor Fund (the "Fund") and State Street Bank and Trust Company (the "Custodian") is hereby amended as follows:

         I.       Section 2.1. is amended to read as follows:

         "Holding Securities. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, including all securities owned by the Fund, other than (a) securities which are maintained pursuant to
Section 2.12 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as "Securities System" and (b) commercial paper of an insurer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian pursuant to Section 2.12.A".

         II. Section 2.2 is amended to read, in relevant part as follows:

         "Delivery of Securities. The Custodian shall release and deliver securities owned by the Fund held by the Custodian or in a Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1) . . . . .
         .
         .
         .
         14) . . . . ."

         III. Section 2.8(1) is amended to read in relevant part as follows:

         "Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only:

                  1) Upon the purchase of securities, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.12 hereof or (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.12A; or (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Section 2.17;"

         IV. Following Section 2.12, there is inserted a new Section 2.12.A to read as follows:

2.12.A   "Fund Assets Held in the Custodian's Direct Paper
System. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System of the Custodian subject to the following provisions:

                  1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions;

                  2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

                  3) The records of the Custodian with respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

                  4) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

                  5) The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Securities System for the account of the Fund;

                  6) The Custodian shall provide the Fund with any report on its system of internal accounting control as the Fund may reasonably request from time to time."

               V. Section 10 is hereby amended to read as follows:

                  "Effective Period, Termination and Amendment. This contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated be either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Custodian shall not act under Section 2.12 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Trustees of the Fund have approved the initial use of a particular Securities System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Trustees have reviewed the use by the Fund of such Securities System, as required in each case by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.12.A hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Trustees have approved the initial use of the Direct Paper System and the receipt of an annual certificate of the Secretary or an Assistant Secretary that the Trustees have reviewed the use by the Fund of the Direct Paper System; provided further, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of Trust, and further provided, that the Fund may at any time by action of its Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

         Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements."

         Except as otherwise expressly amended and modified herein, the provisions of the Custodian Contract shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its Seal to be hereto affixed as of the 18th day of May, 1992.


ATTEST:                                   HARBOR FUND


/s/ Constance L. Souders                  By:/s/ Ronald C. Boller
------------------------------------      ----------------------------------

ATTEST:                                   STATE STREET BANK AND TRUST CO.


/s/   Authorized Signor                   By:/s/  Ronald E. Logue
    --------------------------------      -----------------------------------
       Assistant Secretary                     Senior Vice President

                                                             [STATE STREET LOGO]

                         STATE STREET BANK AND TRUST

                            CUSTODIAN FEE SCHEDULE

                                 HARBOR VALUE


--------------------------------------------------------------------------------


I. ADMINISTRATION
   --------------

   CUSTODY, PORTFOLIO, AND FUND ACCOUNTING SERVICE - Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Calculate net asset value daily. Provide selected general ledger reports. Securities yield or market value quotations will be provided to State Street by the fund.

   The administration fee shown below is an annual charge, billed and payable monthly, based on average monthly net assets.




                          ANNUAL FEES PER PORTFOLIO
                          -------------------------

                                                  Custody, Portfolio
                Series Net Assets                 and Fund Accounting
                -----------------                 -------------------

                First $20 Million                 1/15 of 1%
                Next $80 Million                  1/30 of 1%
                Excess                            1/100 of 1%

                Minimum Monthly Charges           $2,250

                Additional Investment Manager     $1,500/Month

                                                             [STATE STREET LOGO]


II.     Global Custody - Services provided include:
        (LOCAL CURRENCY SETTLEMENTS) Cash Movements, Foreign communication, Foreign Exchange


        Fund Net Assets                                 Annual Fees
        ---------------                                 -----------
                                                        20 Basis Points

        Minimum Per Client                              $5,000,00 Annually


III.    PORTFOLIO TRADES - FOR EACH LINE ITEM PROCESSED
        -----------------------------------------------

        State Street Bank Repos                                         $  7.00

        DTC or Fed Book Entry                                           $ 12.00

        New York Physical Settlements                                   $ 25.00

        Maturity Collections                                            $  8.00

        All other trades                                                $ 16.00

IV.     OPTIONS
        -------

        Options charge for each option written or closing contract,
        per issue, per broker                                           $ 25.00

        Option expiration charge, per issue, per broker                 $ 15.00

        Option exercised charge, per issue, per broker                  $ 15.00

V.      LENDING OF SECURITIES
        ---------------------

        Deliver loaned securities versus cash collateral                $ 20.00

        Deliver loaned securities versus securities collateral          $ 30.00

        Receive/deliver additional cash collateral                      $  6.00

        Substitutions of securities collateral                          $ 30.00

        Deliver cash collateral versus receipt of loaned securities     $ 15.00

        Deliver securities collateral versus receipt of loaned
        securities                                                      $ 25.00

        Loan administration mark-to-market per day, per loan            $  3.00

                                                            [STATE STREET LOGO]

VI.     INTEREST RATE FUTURES
        ---------------------

        Transactions -- no security movement                    $  8.00

VII.    COUPON BONDS
        ------------

        Monitoring for calls and processing coupons --
        for each coupon issue held -- monthly charge            $  5.00

VIII.   HOLDINGS CHARGE
        --------------

        100 or Less                                             $  5.00 Each
        Over 100 Holdings                                       No Charge

IX.     PRINCIPAL REDUCTION PAYMENTS
        ----------------------------

        Per paydown                                             $ 10.00

 X.     DIVIDEND CHARGES
        ----------------
        (for items held at the Request of Traders over
        record date in street form)                             $ 50.00



XI.     SPECIAL SERVICES
        ----------------

        Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation. Fees for tax accounting/recordkeeping for options, financial futures, and other special items will be negotiated separately.

XII.    OUT-OF-POCKET EXPENSES
        ----------------------

        A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:


                Telephone
                Wire Charges ($4.70 per wire in and $4.55 out)
                Postage and Insurance
                Courier Service
                Duplicating
                Legal Fees
                Supplies Related to Fund Records
                Rush Transfer -- $8.00 each
                Transfer Fees
                Sub-Custodian Charges
                Price Waterhouse Audit Letter
                Federal Reserve Fee for Return Check items over $2,500 -- $4.25 each
                GNMA Transfer -- $15.00 each

                                                          [STATE STREET LOGO]


XIII.   PAYMENT

        The above fees will be charged against the fund's custodian checking account five (5) days after the invoice is mailed to the fund's offices.











HARBOR VALUE                            STATE STREET BANK AND TRUST COMPANY
----------------------------            -----------------------------------

By:     /s/ Ronald C. Boller            By:     /s/ Michael L. Williams
        --------------------                    -----------------------

Title:  President                       Title:  Vice President
        --------------------                    -----------------------

Date:   October 28, 1993                Date:   10-25-93
        --------------------                    -----------------------

                         AMENDMENT TO CUSTODIAN CONTRACT


         Agreement made by and between State Street Bank and Trust Company (the "Custodian") and Harbor Fund (formerly Harbor Growth Fund) (the "Fund").

         WHEREAS, the Custodian and the Fund are parties to a custodian contract dated November 11, 1986 as amended August 15, 1988, November 1, 1988, January 2, 1992, and May 18, 1992 (the "Custodian Contract") governing the terms and conditions under which the Custodian maintains custody of the securities and other assets of the Fund; and

         WHEREAS, the Custodian and the Fund desire to amend the terms and conditions under which the Custodian maintains the Fund's securities and other non-cash property in the custody of certain foreign sub-custodians in conformity with the requirements of Rule 17f-5 under the Investment Company Act of 1940, as amended;

         NOW THEREFORE, in consideration of the premises and covenants contained herein, the Custodian and the Fund hereby amend the Custodian Contract by the addition of the following terms and provisions;

         1. Notwithstanding any provisions to the contrary set forth in the Custodian Contract, the Custodian may hold securities and other non-cash property for all of its customers, including the Fund, with a foreign sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to securities and other non-cash property of the Fund which are maintained in such account shall identify by book-entry those securities and other non-cash property belonging to the Fund and (ii) the Custodian shall require that securities and other non-cash property so held by the foreign sub-custodian be held separately from any assets of the foreign sub-custodian or of others.

         2. Except as specifically superseded or modified herein, the terms and provisions of the Custodian Contract shall continue to apply with full force and effect.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed as a sealed instrument in its name and behalf by its duly authorized representative this 27th day of July, 1995.

                                   HARBOR FUND

                                   By: /s/ Constance L. Souders
                                   ----------------------------

                                   Title:   Treasurer
                                   ----------------------------


                                   STATE STREET BANK AND TRUST COMPANY

                                   By:/s/ Timothy Panard
                                   -----------------------------

                                   Title: Vice President
                                   -----------------------------

                                                             [STATE STREET LOGO]


                       STATE STREET BANK & TRUST COMPANY

                       Credit Balance Arrangement for:

                                Harbor Growth
                             Harbor International
                         Harbor Capital Appreciation
                                 Harbor Value
                                  Harbor Bond
                             Harbor Money Market
                            Harbor Short Duration
                         Harbor International Growth

--------------------------------------------------------------------------------

I.      Daily Services:
        DDA Research: photocopy of transactions front and back, adjustment request--checkwriting redemptions--manual internal bank transfers--stop payments--redemption/distribution accounts

           Monthly Fund Complex Fee:                         $2,000.00

II.     Deposit Processing Transactions:
        paid check, deposited item,
        cwp checks, and deposit                              $0.50 per item

III.    ACH Processing:
           Monthly Fund Complex Fee:                         $420.00

IV.     FDIC Fee:
           On total average monthly balance; $375.00 per million

V.      Global Cash Management--Funds Transfer System:
           Wire Fee                                          $5.00 per wire
           Internal Bank Transfer                            $1.50 per IBT
           Account Fee                                       $50.00 per account

VI.     Earnings Credit:
        A balance credit equal to 75% of the federal funds rate in effect on the last business day of each month will be applied to the average demand deposit account balances on a volume based basis against each Fund's custodian fees, excluding out of pocket expenses. The balances will be cumulative and carried forward each month through December 31.

Harbor Fund                               State Street Bank & Trust Company
By:  Constance L. Souders                 By:  Timothy Panard
     --------------------                      ------------------
Title:   Treasurer                        Title:  Vice President
       ------------------                       -----------------
Date:  8/1/95                             Date: 7/28/95
       ------------------                       -----------------

                                                                      EXHIBIT 8
                                                            [STATE STREET-LOGO]

                     STATE STREET BANK AND TRUST COMPANY

                         GLOBAL CUSTODY FEE SCHEDULE

                             HARBOR INTERNATIONAL
                           HARBOR INTERNATIONAL II
                         HARBOR INTERNATIONAL GROWTH

 I.     PORTFOLIO AND FUND ACCOUNTING
        -----------------------------

        Includes: Maintaining multicurrency investment ledgers, and providing position and income reports. Maintaining general ledger and capital stock accounts in compliance with GAAP (FAS 52). Preparing daily trial balances. Calculating net asset values daily. Providing selected general ledger reports. Securities yield or market value quotations will be provided to State Street by the fund or via State Street's pricing service (See Section III). (The fee is calculated using basis points per portfolio per annum: 1 basis point=0.01%).

        1-6 months                     No charge
        6-12 months                    No minimum

        Thereafter:
        First $100 million             3 bpts.
        Thereafter                     1.5 bpts.

        Minimum monthly fee            $3,000

II.     CUSTODY
        -------

        Includes: Maintaining custody of fund assets. Settling portfolio purchases and sales. Reporting buy and sell fails. Determining and collecting portfolio income. Making cash disbursements and reporting cash transactions. Monitoring corporate actions. Withholding foreign taxes. Filing foreign tax reclaims.

        A.     Holding Fees (basis points per portfolio per annum):

Group I        Group II         Group III        Group IV        Group V           Group VI        Group VII
-------        --------         ---------        --------        -------           --------        ---------
Australia      Canada           Austria          Belgium         Hong Kong         Argentina       Bangladesh
Denmark        France           Ireland          Finland         Korea             Brazil          China
Euroclear      New Zealand      Italy            Indonesia       Mexico            Chile           Columbia
Germany        Switzerland      Netherlands      Malaysia        Portugal          Greece          India
Japan          United Kingdom   Norway           Singapore       Spain             Philippines     Israel
                                Sweden                           Taiwan            Turkey          Hungary
                                                                 Thailand          Venezuela       Pakistan
                                                                 S. Africa                         Peru
                                                                                                   Uruguay



                         Group I      Group II       Group III      Group IV      Group V       Group VI      Group VII
                         -------      --------       ---------      --------      -------       --------      ---------
First $100 million         5.0          9.0            10.0            14.0         20.0           30.0          40.0
Thereafter                 4.0          7.0             8.0            12.0         18.0           30.0          40.0


                                                            [STATE STREET-LOGO]

     B.  Transaction Charges (U.S. Dollars):*
         -------------------

     Group I       Group II       Group III       Group IV       Group V       Group VI
     -------       --------       ---------       --------       -------       --------
     $30           $60            $75             $100           $125           $150
     Canada        Austria        Australia       Argentina      Indonesia      Hungary
     Euroclear     Chile          Brazil          Belgium        Philippines    Portugal
     Germany       Hong Kong      Ireland         Denmark        Greece         India
     Japan         Italy          Mexico          Finland        Peru
     Korea         Netherlands    Spain           France
                   Switzerland    Sweden          New Zealand
                   U.K.           Thailand        Norway
                   Taiwan*        Venezuela       Singapore
                                  Turkey          Malaysia
                                  S. Africa



      * Excludes: agent, depository and local auditing fees
     ** Transaction charge waived if brokerage provided by National Securities
        Company

     UNITED STATES - for each line item processed

     State Street Bank Repos                                             $ 7.00

     DTC or Fed Book Entry Buy/Sell                                      $12.00

     New York Physical                                                   $25.00

     PTC Buy/Sell                                                        $20.00

     All other trades                                                    $16.00

     Maturity Collections                                                $ 8.00

     Option charge for each option written or closing contract,
     per issue, per broker                                               $25.00

     Option expiration/Option exercised                                  $15.00

     Interest Rate Futures--no security movement                         $ 8.00

     Monitoring for calls and processing coupons --
     for each coupon issue held--monthly charge                          $ 5.00

     Holdings charge per security per month                              $ 5.00

     Principal reduction payments per paydown                            $10.00

     Dividend charges (for items held at the request of
     traders over record date in street form)                            $50.00

                                                          [STATE STREET LOGO]




III.    PRICING SERVICE

        Monthly Base Fee per Portfolio                          $375.00

        Monthly Quote Charge: (based on the average number of positions in portfolio)

        - Foreign Equities and Bonds via Extel Ltd.             $  6.00
        - Listed Equities, OTC Equities, and Bonds              $  6.00

 IV.    SPECIAL SERVICES

        Fees for activities of non-recurring nature such as consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation. Fees for automated pricing, standardized yield calculation, and other special items will be negotiated separately.


  V.    OUT-OF-POCKET EXPENSES

        A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to the following:

        Telephone/Telexes
        Wire Charges ($5.25 per wire in and $5.00 out)
        Postage and Insurance
        Courier Service
        Duplicating
        Legal Fees
        Transfer Fees
        Sub-Custodian Out-of-Pocket Charges (e.g. stamp duties, registration, etc.)
        Price Waterhouse Audit Letter
        Federal Reserve Fee for Return Check Items Over $2,500 -- $5.25 each GNMA Transfer - $15.00 Each


HARBOR FUND                             STATE STREET BANK & TRUST CO.

By:    /s/ Ronald C. Boller             By:    /s/ Authorized Signor
       -----------------------------           -----------------------------

Title: President                        Title: Vice President
       -----------------------------           -----------------------------

Date:  May 6, 1996                      Date:  May 16, 1996
       -----------------------------           -----------------------------

                                                             [STATE STREET LOGO]

                     STATE STREET BANK AND TRUST COMPANY

                      AMENDMENT TO CUSTODY FEE SCHEDULE

                                GLOBAL CUSTODY


                              HARBOR GROWTH FUND

                             HARBOR INTERNATIONAL

                       HARBOR CAPITAL APPRECIATION FUND

                              HARBOR VALUE FUND

                               HARBOR BOND FUND

                          HARBOR SHORT DURATION FUND

                             HARBOR MONEY MARKET

                           HARBOR INTERNATIONAL II

                         HARBOR INTERNATIONAL GROWTH


I.      CUSTODY

        Includes: Maintaining custody of fund assets. Settling portfolio purchases and sales. Reporting buy and sell fails. Determining and collecting portfolio income. Making cash disbursements and reporting cash transactions. Monitoring corporate actions. Withholding foreign taxes. Filing foreign tax reclaims.

        A.   Holding Fees (basis points per portfolio per annum):


Group I         Group II                Group III       Group IV        Group V         Group VI        Group VII
-------         --------                ---------       --------        -------         --------        ---------
Australia       Canada                  Austria         Belgium         Hong Kong       Argentina       Bangladesh
Denmark         France                  Ireland         Finland         Korea           Brazil          China
Euroclear       New Zealand             Italy           Indonesia       Mexico          Chile           Columbia
Germany         Switzerland             Netherlands     Malaysia        Portugal        Greece          India
Japan           United Kingdom          Norway          Singapore       Spain           Philippines     Israel
                                        Sweden                          Taiwan          Turkey          Hungary
                                                                        Thailand        Venezuela       Pakistan
                                                                        S. Africa                       Peru
                                                                                                        Uruguay
                                                                                                        Poland
                                                                                                        Russia
                        Group I     Group II    Group III   Group IV    Group V   Group VI    Group VII
                        -------     --------    ---------   --------    -------   --------    ---------
First $100 million        5.0         9.0         10.0       14.0        20.0       30.0        40.0
Thereafter                4.0         7.0          8.0       12.0        18.0       30.0        40.0

                                                             [STATE STREET LOGO]


B. Transaction Charges (U.S. Dollars): *


Group I         Group II        Group III     Group IV      Group V        Group VI
-------         --------        ---------     --------      -------        --------
$30             $60             $75           $100          $125           $150
Canada          Austria         Australia     Argentina     Indonesia      Hungary
Euroclear       Chile           Brazil        Belgium       Philippines    Portugal
Germany         Hong Kong       Ireland       Denmark       Greece         India
Japan           Italy           Mexico        Finland       Peru           Russia
Korea           Netherlands     Spain         France        Poland
                Switzerland     Sweden        New Zealand
                U.K.            Thailand      Norway
                Taiwan *        Venezuela     Singapore
                                Turkey        Malaysia
                                S. Africa

   * Excludes: agent, depository and local auditing fees







HARBOR FUND                             STATE STREET BANK & TRUST CO.

By:  /s/ Constance L. Souders           By: /s/ Authorized Signor
     -------------------------              --------------------------

Title:  Treasurer                       Title:    Vice President
       -----------------------                  ----------------------

Date:     7/26/96                       Date:     July 19, 1996
      -----------------------                   ----------------------

                        AMENDMENT TO CUSTODIAN CONTRACT

     This Amendment to the Custodian Contract is made as of February 23, 1998 by and between Harbor Fund (the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

     WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of November 11, 1986 (as amended and in effect from time to time, the "Contract"); and

     WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made Harbor International Growth Fund, Harbor International Fund, Harbor International Fund II, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio", and, collectively, the "Portfolios"); and

     WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") promulgated under the Investment Company Act of 1940, as amended; and

     WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I. Article 3 of the Contract is hereby deleted, and Articles 4 through 16 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 17, respectively.

II. New Articles 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.   THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

3.1. DEFINITIONS.

Capitalized terms in this Article 3 shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure (including any Mandatory Securities Depositories operating in the country); prevailing or developing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5) or a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the United States Securities and Exchange Commission (the "SEC")), except that the term does not include Mandatory Securities Depositories.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5 and shall specifically mean the Delegate.

"Mandatory Securities Depository" means a Securities Depository that, either as a legal or practical matter, must be used if the Fund determines to place Foreign Assets in a country outside the United States (i) because required by law or regulation; (ii) because securities cannot be withdrawn from such Securities Depository; or (iii) because maintaining or effecting trades in securities outside the Securities Depository is not consistent with prevailing or developing custodial or market practices.

"Proper Instructions" has the meaning set forth in the Contract.

"Securities Depository" means a securities depository or clearing agency selected by the Custodian and meeting the requirements of an Eligible Foreign Custodian (as defined in Rule 17f-5 or by other appropriate action of the SEC).

3.2. DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

The Fund, on behalf of each Portfolio, by resolution adopted by its Board of Trustees (the "Board"), hereby appoints the Custodian as the Foreign Custody Manager of each Portfolio and delegates to the Custodian the responsibilities set forth in this Article 3 with respect to Foreign Assets of each Portfolio held outside the United States, and the Custodian hereby accepts such delegation.

3.3. COUNTRIES COVERED.

The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to (i) the countries for which the Foreign Custody Manager has received Proper Instructions to open an account or to place or maintain Foreign Assets and, (ii) with respect to such countries, the custody arrangements listed on Schedule A to this Contract (which Schedule A may be amended from time to time by the Foreign Custody Manager) with respect to which the Fund has fulfilled the applicable account opening requirements. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of each Portfolio. Mandatory Securities Depositories and Special Sub-Custodians are listed on Schedule B to this Contract, which Schedule B may be amended from time to time by the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 3.7 of this Article 3.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account, or to place or maintain Foreign Assets, in a country listed on Schedule A, and the fulfillment by the Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Agreement by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains
Foreign Assets pursuant to the terms of the Contract.   Following the receipt
of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board to the Custodian as Foreign Custody Manager of that Portfolio with respect to that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolio with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such other period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to a Portfolio with respect to the country as to which the Custodian s acceptance of delegation is withdrawn.

3.4. SCOPE OF DELEGATED RESPONSIBILITIES.

     3.4.1.  SELECTION OF ELIGIBLE FOREIGN CUSTODIANS.

Subject to the provisions of this Article 3, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A (as amended from time to time) with respect to which countries (a) the Foreign Custody Manager has received Proper Instructions to open an account or to place or maintain Foreign Assets and (b) the Fund has fulfilled the applicable account opening requirements.

In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

     3.4.2.  CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS.

The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

     3.4.3.  MONITORING.

In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor at reasonable intervals the initial and continuing appropriateness of (i) maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall withdraw all Foreign Assets from such Eligible Foreign Custodian as soon as is reasonably practicable and notify the Board in accordance with Section 3.7 hereunder.

3.5. GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY.

It shall not be the responsibility of the Foreign Custody Manager to consider Country Risk as part of its delegated responsibilities pursuant to this Amendment. The Fund, on behalf of the Portfolios, and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Article 3 with respect to Mandatory Securities Depositories other than as set forth in Section 3.10 hereof.

3.6. STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO.

In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the Investment Company Act of 1940, as amended, would exercise. The Foreign Custody Manager agrees to promptly notify the Board if the Foreign Custody Manager believes it cannot perform its duties as set forth herein in accordance with the foregoing standard of care, either generally or with respect to a specific country set forth on Schedule A.

3.7. REPORTING REQUIREMENTS.

The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedules A or B. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of a Portfolio described in this Article 3. Amended Schedules A and B and such reports of material change shall be provided to the Board no later than the regularly scheduled quarterly Board meeting next following the event to be reported; if the Foreign Custody Manager determines that any matter should be reported prior to such a Board meeting, it shall direct such report to the Fund's secretary. The Foreign Custody Manager shall provide the Board at least annually, in a form to be mutually agreed upon from time to time by the Fund and the Foreign Custody Manager, with (i) information relating to the Foreign Custody Manager's ability to perform its duties as described herein, and (ii) certification of the Foreign Custody Manager's compliance with the provisions of Rule 17f-5.

3.8. REPRESENTATIONS WITH RESPECT TO RULE 17F-5.

The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.

The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of each Portfolio.

3.9. EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY
     MANAGER.

The Board s delegation to the Custodian as Foreign Custody Manager of a Portfolio shall be effective as of the date of execution of this Amendment and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty days (or such other period as to which the parties agree in writing) after receipt by the non-terminating party of such notice. The provisions of Section 3.3 of this Article 3 shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Fund with respect to designated countries.

3.10 INFORMATION REGARDING COUNTRY RISK.

The Custodian shall provide to the Board (and, in accordance with Proper Instructions, its duly-authorized agents) reports advising the Fund promptly after any change in the foreign custody arrangements of the Fund involving a Mandatory Securities Depository. The Custodian will act in accordance with Proper Instructions with respect to the liquidation or other withdrawal of Foreign Assets from a Mandatory Securities Depository.

In the event that the Foreign Custody Manager shall in the future offer review or other information services with respect to Mandatory Securities Depositories other than as set forth herein, it agrees that it shall notify the Fund thereof and negotiate in good faith with the Fund with respect thereto.


4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF A PORTFOLIO HELD OUTSIDE THE UNITED STATES.

4.1  DEFINITIONS.

Capitalized terms in this Article 4 shall have the following meanings in the
Contract:

"Foreign Securities System" means either a Securities Depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. HOLDING SECURITIES.

The Custodian shall identify on its books as belonging to a Portfolio, the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including each Portfolio, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to such securities which are maintained in such account shall identify those securities as belonging to the Portfolio and (ii) the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. FOREIGN SECURITIES SYSTEMS.

Except as may otherwise be agreed upon in writing by the Custodian and the Fund, foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Contract.

4.4. TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

     4.4.1.  DELIVERY OF FOREIGN ASSETS.


The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of a Portfolio held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such Assets are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

     (ii) in connection with any repurchase agreement related to foreign securities;

     (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolio;

     (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

    (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

    (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

    (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

    (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

    (ix) for delivery as security in connection with any borrowing by the Fund requiring a pledge of assets by the Portfolio;

    (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

    (xi)   in connection with the lending of foreign securities; and

    (xii) for any other proper trust purpose, but only upon receipt of, in addition to Proper Instructions, a copy of a resolution of the Board or of an Executive Committee of the Board so authorized by the Board, signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary that the resolution was duly adopted and is in full force and effect (a "Certified Resolution"), specifying the Foreign Assets to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom delivery of such Assets shall be made.

     4.4.2. PAYMENT OF PORTFOLIO MONIES.

Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

    (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

    (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

    (iii) for the payment of any expense or liability of the Portfolio including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

    (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign
           Sub-Custodians;

    (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

    (vii) in connection with the borrowing or lending of foreign securities; and

    (viii) for any other proper trust purpose, but only upon receipt of, in addition to Proper Instructions, a Certified Resolution specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom such payment is to be made.

    4.4.3. MARKET CONDITIONS; MARKET INFORMATION.

Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of a Portfolio and delivery of Foreign Assets maintained for the account of a Portfolio may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian, including without limitation information relating to Foreign Securities Systems, described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. REGISTRATION OF FOREIGN SECURITIES.

The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the Fund (on behalf of the applicable Portfolio) or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing for the benefit of the Fund, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of the Fund (on behalf of the applicable Portfolio) under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6. BANK ACCOUNTS.

A bank account or bank accounts opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Contract to hold cash received by or from or for the account of the Portfolio.

4.7. COLLECTION OF INCOME.

The Custodian shall use reasonable endeavors to promptly collect all income and other payments in due course with respect to the Foreign Assets held hereunder to which a Portfolio shall be entitled and shall credit such income, as collected, to the Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8. PROXIES.

The Custodian will generally with respect to the foreign securities held under this Article 4 use its reasonable endeavors to facilitate the exercise of voting and other shareholder proxy rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES.

The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of a Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolio at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least two business days prior to the date on which such right or power is to be exercised.

4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS AND FOREIGN SECURITIES SYSTEMS.

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall require the Foreign Sub-Custodian to exercise the commercially usual level of care for such market in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with such Foreign Sub-Custodian's performance of such obligations. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund and any applicable Portfolio has not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11. TAX LAW.

The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the

Portfolios by the tax law of the United States or of any state or political subdivision thereof. With respect to jurisdictions other than the United States, the sole responsibility of the Custodian with regard to the tax law of any such jurisdiction shall be to use reasonable efforts to (a) notify the Fund of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of such jurisdictions, including responsibility for withholding and other taxes, assessment or other governmental charges, certifications and government reporting and (b) perform such ministerial steps as are required to collect any tax refund, to ascertain the appropriate rate of tax withholding and to provide such documents as may be required to enable each Fund to receive appropriate tax treatment under applicable tax laws and any applicable treaty provisions. The Custodian, in performance of its duties under this Section, shall be entitled to treat each Fund as a Delaware business trust which is "registered investment company" under the laws of the United States, and it shall be the duty of each Fund to inform the Custodian of any change in the organization, domicile or, to the extent within the knowledge of the Fund, other relevant facts concerning tax treatment of the Fund and further to inform the Custodian if the Fund is or becomes the beneficiary of any special ruling or treatment not applicable to the general nationality and category of entity of which the Fund is a part under general laws and treaty provisions. The Custodian shall be entitled to rely on any information supplied by each Fund. The Custodian may engage reasonable professional advisors disclosed to the Fund by the Custodian, which may include attorneys, accountants or financial institutions in the regular business of investment administration and may rely upon advice received therefrom.

4.12 OWNERSHIP CERTIFICATES FOR TAX PURPOSES.

The Custodian shall execute ownership and other certificates and affidavits for all governmental purposes in connection with receipt of income or other payments with respect to foreign securities of each Portfolio held by it and in connection with transfers of such securities.

4.13. LIABILITY OF CUSTODIAN.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities Depository, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

4.14 DIRECTION AS TO SPECIAL SUB-CUSTODIANS.

Upon receipt by the Custodian of Proper Instructions and a Certified Resolution, the Custodian shall, on behalf of one or more of the Portfolios, appoint one or more banks, trust companies or other entities described in such Certified Resolution (and not part of the Custodian's then-current network of sub-custodian banks) to be a Sub-Custodian for the purpose of effecting any transaction(s) described in such Certified Resolution (each such entity a "Special Sub-Custodian"). Each such duly-appointed Special Sub-Custodian shall be listed on Schedule B hereto. In connection with the appointment of any Special Sub-Custodian, the Custodian shall enter into an agreement with the Special Sub-Custodian the form of which shall be approved by the Fund. The Custodian shall not be liable to, and shall be kept indemnified by, the Fund for any loss, damage or expense suffered or incurred by such Fund, any Portfolio or the Custodian, resulting from the actions or omissions of a Special Sub-Custodian.


III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.



WITNESSED BY:                  STATE STREET BANK AND TRUST COMPANY


/s/ Glenn Ciotti               By: /s/ Ronald E. Logue
----------------------             -----------------------------
Glenn Ciotti                   Name:   Ronald E. Logue
VP & Assoc. Counsel            Title:  Executive Vice President






WITNESSED BY:                  HARBOR FUND



/s/ Karen Brenner Wasil        By: /s/ Constance L. Souders
-------------------------          -----------------------------
                               Name:  Constance L. Souders
                               Title: Treasurer

                             STATE STREET                       SCHEDULE A
                           GLOBAL CUSTODY NETWORK
                SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES




COUNTRY            SUBCUSTODIAN                           NON-MANDATORY DEPOSITORIES
Argentina          Citibank, N.A.                         --


Australia          Westpac Banking Corporation            --


Austria            Erste Bank der oesterreichischen       --
                   Sparkasen AG


Bahrain            The British Bank of the Middle East    --
                   (as delegate of the Hongkong and
                   Shanghai Banking Corporation Limited)


Bangladesh         Standard Chartered Bank                --


Belgium            Generale Bank                          --


Bermuda            The Bank of Bermuda Limited            --


Bolivia            Banco Boliviano Americano              --


Botswana           Barclays Bank of Botswana Limited      --


Brazil             Citibank, N.A.                         --


Bulgaria           ING Bank N.V.                          --


Canada             Canada Trustco Mortgage Company        --


Chile              Citibank, N.A.                         --


People's Republic  The Hongkong and Shanghai              --
of China           Banking Corporation Limited,
                   Shanghai and Shenzhen branches


Colombia           Cititrust Colombia S.A.                --
                   Sociedad Fiduciaria

                             STATE STREET                       SCHEDULE A
                           GLOBAL CUSTODY NETWORK
                SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


COUNTRY            SUBCUSTODIAN                           NON-MANDATORY DEPOSITORIES
Croatia            Privredana banka Zagreb d.d            --


Cyprus             Barclays Bank PLC                      --
                   Cyprus Offshore Banking Unit


Czech Republic     Ceskoslovenska Obchodni                --
                   Banka A.S.


Denmark            Den Danske Bank                        --


Ecuador            Citibank, N.A.                         --


Egypt              National Bank of Egypt                 --


Estonia            Hansabank                              --


Finland            Merita Bank Ltd.                       --


France             Banque Paribas                         --


Germany            Dresdner Bank AG                       --


Ghana              Barclays Bank of Ghana Limited         --


Greece             National Bank of Greece S.A            Bank of Greece


Hong Kong          Standard Chartered Bank                --


Hungary            Citibank Budapest Rt.                  --


India              Deutsche Bank AG;                      --
                   The Hongkong and Shanghai
                   Banking Corporation Limited


Indonesia          Standard Chartered Bank                --

                             STATE STREET                       SCHEDULE A
                           GLOBAL CUSTODY NETWORK
                SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


COUNTRY            SUBCUSTODIAN                           NON-MANDATORY DEPOSITORIES
Ireland            Bank of Ireland                        --


Israel             Bank Hapoalim B.M.                     --


Italy              Banque Paribas                         --


Ivory Coast        Societe Generale de Banques            --
                   en Cote d'Ivoire


Jamaica            Scotiabank Trust and Merchant Bank     --


Japan              The Daiwa Bank, Limited;               Japan Securities Depository
                   The Fuji Bank, Limited                 Center;


Jordan             The British Bank of the Middle East    --
                   (as delegate of the Hongkong and
                   Shanghai Banking Corporation Limited)


Kenya              Barclays Bank of Kenya Limited         --


Republic of Korea  The Hongkong and Shanghai Banking      --
                   Corporation Limited


Latvia             Hansabank                              --

Lebanon            The British Bank of the Middle East    Custodian and
                   (as delegate of the Hongkong and       Clearing Center of
                   Shanghai Banking Corporation Limited)  Financial Instruments
                                                          for Lebanon
                                                          (MIDCLEAR) S.A.L.;

Lithuania          Vilniaus Bankas AB                     --


Malaysia           Standard Chartered Bank                --
                   Malaysia Berhad


Mauritius          The Hongkong and Shanghai              --
                   Banking Corporation Limited

                             STATE STREET                       SCHEDULE A
                           GLOBAL CUSTODY NETWORK
                SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


COUNTRY            SUBCUSTODIAN                            NON-MANDATORY DEPOSITORIES
Mexico             Citibank Mexico, S.A.                   --


Morocco            Banque Commerciale du Maroc             --


Namibia            (via) Standard Bank of South Africa     -


The Netherlands    MeesPierson N.V.                        --


New Zealand        ANZ Banking Group                       --
                   (New Zealand) Limited


Norway             Christiania Bank og                     --
                   Kreditkasse


Oman               The British Bank of the Middle East     --
                   (as delegate of the Hongkong and
                   Shanghai Banking Corporation Limited)


Pakistan           Deutsche Bank AG                        --


Peru               Citibank, N.A.                          --


Philippines        Standard Chartered Bank                 --


Poland             Citibank Poland S.A.                    --


Portugal           Banco Comercial Portugues               --


Romania            ING Bank, N.V.                          --


Russia             Credit Suisse First Boston, Zurich      --
                   via Credit Suisse First Boston
                   Limited, Moscow


Singapore          The Development Bank                    --
                   of Singapore Ltd.

                             STATE STREET                       SCHEDULE A
                           GLOBAL CUSTODY NETWORK
                SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


COUNTRY            SUBCUSTODIAN                            NON-MANDATORY DEPOSITORIES
Slovak Republic    Ceskoslovenska Obchodna                 --
                   Banka A.S.


Slovenia           Banka Creditanstalt d.d.                --


South Africa       Standard Bank of South Africa Limited   --


Spain              Banco Santander, S.A.                   --


Sri Lanka          The Hongkong and Shanghai               --
                   Banking Corporation Limited


Swaziland          Barclays Bank of Swaziland Limited      --


Sweden             Skandinaviska Enskilda Banken           --


Switzerland        Union Bank of Switzerland               --


Taiwan - R.O.C.    Central Trust of China                  --


Thailand           Standard Chartered Bank                 --




Trinidad & Tobago  Republic Bank Ltd.                      --


Tunisia            Banque Internationale Arabe de Tunisie  --


Turkey             Citibank, N.A.                          --


United Kingdom     State Street Bank and Trust             --


Uruguay            Citibank, N.A.                          --


Venezuela          Citibank, N.A.                          --

                             STATE STREET                       SCHEDULE A
                           GLOBAL CUSTODY NETWORK
                SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


COUNTRY            SUBCUSTODIAN                            NON-MANDATORY DEPOSITORIES
Zambia             Barclays Bank of Zambia Limited         --

Zimbabwe           Barclays Bank of Zimbabwe Limited       --

Euroclear (The Euroclear System)

Cedel (Cedel Bank, societe anonyme)

INTERSETTLE (for EASDAQ Securities)

                                STATE STREET                        SCHEDULE B
                           GLOBAL CUSTODY NETWORK
                           MANDATORY* DEPOSITORIES




        COUNTRY                                       MANDATORY DEPOSITORIES
        Argentina                                     -Caja de Valores S.A.;

                                                      -CRYL


        Australia                                     -Austraclear Limited;

                                                      -Reserve Bank Information and
                                                      Transfer System


        Austria                                       -Oesterreichische Kontrollbank AG
                                                      (Wertpapiersammelbank Division)


        Belgium                                       -Caisse Interprofessionnelle de
                                                      Depots et de Virements de Titres
                                                      S.A.;

                                                      -Banque Nationale de Belgique


        Brazil                                        - Camara de Liquidacao de Sao Paulo, (Calispa);

                                                      -Bolsa de Valores de Rio de Janeiro
                                                      - All SSB clients presently use Calispa

                                                      -Central de Custodia e de Liquidacao Financeira
                                                      de Titulos

                                                      -Banco Central do Brasil,
                                                      Systema Especial de Liquidacao e
                                                      Custodia


        Bulgaria                                      - Central Depository AD


        Canada                                        -The Canadian Depository
                                                      for Securities Limited; West Canada
                                                      Depository Trust Company [depositories linked]




* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                 STATE STREET                     SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                           MANDATORY* DEPOSITORIES




          COUNTRY                       MANDATORY DEPOSITORIES
          People's Republic             -Shanghai Securities Central Clearing and
          of China                      Registration Corporation;

                                        -Shenzhen Securities Central Clearing Co., Ltd.


          Croatia                       Ministry of Finance


          Czech Republic                -Stredisko cennych papiru;

                                        -Czech National Bank

          Denmark                       -Vaerdipapircentralen - The Danish
                                        Securities Center


          Egypt                         -Misr Company for Clearing, Settlement,
                                        and Central Depository


          Estonia                       -Eesti Vaartpaberite Keskdepositooruim


          Finland                       -The Finnish Central Securities
                                        Depository


          France                        -Societe Interprofessionnelle
                                        pour la Compensation des
                                        Valeurs Mobilieres;

                                        -Banque de France,
                                        Saturne System


          Germany                       -The Deutscher Kassenverein AG


          Greece                        -The Central Securities Depository
                                        (Apothetirion Titlon A.E.);


          Hong Kong                     -The Central Clearing and
                                         Settlement System;

                                        -The Central Money Markets Unit

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                 STATE STREET                        SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                           MANDATORY* DEPOSITORIES




      COUNTRY                                   MANDATORY DEPOSITORIES
      Hungary                                   -The Central Depository and Clearing
                                                House (Budapest) Ltd.
                                                [Mandatory for Gov't Bonds only;
                                                SSB does not use for other securities]


      India                                     The National Securities Depository Limited


      Indonesia                                 -Bank of Indonesia


      Ireland                                   -The Central Bank of Ireland,
                                                The Gilt Settlement Office


      Israel                                    -The Clearing House of the
                                                Tel Aviv Stock Exchange;

                                                -Bank of Israel


      Italy                                     -Monte Titoli S.p.A.;

                                                -Banca d'Italia


      Japan                                     -Bank of Japan Net System


      Republic of Korea                         -Korea Securities Depository Corporation


      Latvia                                    -The Latvian Central Depository


      Lebanon                                   -The Central Bank of Lebanon


      Lithuania                                 -The Central Securities Depository of Lithuania


      Malaysia                                  -Malaysian Central Depository Sdn.
                                                Bhd.;

                                                -Bank Negara Malaysia,
                                                Scripless Securities Trading and Safekeeping
                                                Systems


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                 STATE STREET                        SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                           MANDATORY* DEPOSITORIES


         COUNTRY                                MANDATORY DEPOSITORIES
         Mauritius                              -The Central Depository & Settlement
                                                Co. Ltd.


         Mexico                                 -S.D. INDEVAL, S.A. de C.V.
                                                (Instituto para el Deposito de
                                                Valores);
         The Netherlands                        -Nederlands Centraal Instituut voor
                                                Giraal Effectenverkeer B.V. ("NECIGEF");


         New Zealand                            -New Zealand Central Securities
                                                Depository Limited


         Norway                                 -Verdipapirsentralen - The Norwegian
                                                Registry of Securities


         Oman                                   -Muscat Securities Market


         Peru                                   -Caja de Valores y Liquidaciones
                                                (CAVALI, S.A.)


         Philippines                            -The Philippines Central Depository Inc.

                                                -The Book-Entry-System of Bangko
                                                Sentral ng Pilipinas;

                                                -The Registry of Scripless Securities of the
                                                Bureau of the Treasury

         Poland                                 -The National Depository of Securities
                                                (Krajowy Depozyt Papierow Wartos ciowych);

                                                -National Bank of Poland


         Portugal                               -Central de Valores Mobiliarios



* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                 STATE STREET                        SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                           MANDATORY* DEPOSITORIES




         COUNTRY                                MANDATORY DEPOSITORIES
         Romania                                -National Securities Clearing, Settlement and
                                                Depository Co.;

                                                -Bucharest Stock Exchange;

                                                -National Bank of Romania


         Singapore                              -The Central Depository (Pvt.)
                                                Limited;

                                                -Monetary Authority of Singapore


         Slovak Republic                        -Stredisko Cennych Papierov;

                                                -National Bank of Slovakia


         Slovenia                               -Klirinsko Depotna Bruzba


         South Africa                           -The Central Depository Limited


         Spain                                  -Servicio de Compensacion y
                                                Liquidacion de Valores, S.A.;

                                                -Banco de Espana,
                                                Anotaciones en Cuenta


         Sri Lanka                              -Central Depository System
                                                (Pvt) Limited


         Sweden                                 -Vardepapperscentralen VPC AB -
                                                The Swedish Central Securities Depository


         Switzerland                            -Schweizerische Effekten - Giro AG;


         Taiwan - R.O.C.                        -The Taiwan Securities Central
                                                 Depository Company, Ltd.

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                 STATE STREET                       SCHEDULE B
                            GLOBAL CUSTODY NETWORK
                           MANDATORY* DEPOSITORIES






         COUNTRY                                MANDATORY DEPOSITORIES
         Thailand                               -Thailand Securities Depository
                                                Company Limited


         Tunisia                                -STICODEVAM;

                                                -Central Bank of Tunisia;

                                                -Tunisian Treasury


         Turkey                                 -Takas ve Saklama Bankasi A.S.;

                                                -Central Bank of Turkey


         United Kingdom                         -The Bank of England,
                                                The Central Gilts Office;
                                                The Central Moneymarkets Office


         Uruguay                                -Central Bank of Uruguay


         Zambia                                 -Lusaka Central Depository







* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

                                   SCHEDULE C

                               MARKET INFORMATION


PUBLICATION/TYPE OF INFORMATION                 BRIEF DESCRIPTION
(FREQUENCY)
The Guide to Custody in World Markets
(annually):                             An overview of safekeeping and settlement practices and procedures in each market in which State Street Bank and Trust Company offers custodial services.

The Depository Review (annually):       Information relating to the operating history and structure of depositories located in the markets in which State Street Bank and Trust Company offers custodial services, including transnational depositories.

legal opinions (annually):              With respect to each market in which State Street Bank and Trust Company offers custodial services, opinions relating to whether local law restricts (i) access of a fund's independent public accountants to books and records of a Foreign
                                        Sub-Custodian or Foreign Securities System, (ii) the Fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign
                                        Securities System, (iii) the Fund's ability to recover in the event of a loss by a
                                        Foreign Sub-Custodian or Foreign Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Network Bulletins (weekly):             Developments of interest to investors in the markets in which State Street Bank and
                                        Trust Company offers custodial services.

Foreign Custody Advisories (as
necessary):                             With respect to markets in which State Street Bank and Trust Company offers custodial services which exhibit special custody risks, developments which may impact
                                        State Street's ability to deliver expected levels of service.